UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number   811-22715
Guggenheim Credit Allocation Fund
(Exact name of registrant as specified in charter)

    227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
    227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:    (312) 827-0100
Date of fiscal year end:  May 31
Date of reporting period:  June 1, 2019 – May 31, 2020

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

5.31.2020

Guggenheim Funds Annual Report

Guggenheim Credit Allocation Fund

Beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GuggenheimInvestments.com

CEF-GGM-AR-0520

GUGGENHEIMINVESTMENTS.COM/GGM
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM CREDIT ALLOCATION FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/ggm, you will find:
•	Daily, weekly and monthly data on share prices, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	May 31, 2020

We thank you for your investment in the Guggenheim Credit Allocation Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2020. The period was marked by the emergence and spread of a novel and highly contagious form of coronavirus, producing a pandemic that caused a steeper plunge in output and employment in two months than during the first two years of the Great Depression.
A recovery began in May 2020 as states began to reopen, but the subsequent rise in infections showed the difficulty in managing an economic recovery amid a pandemic. We expect the recovery could continue at an uneven pace as households, businesses, and governments gradually learn how to adapt. However, we do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process may take until mid-2021, or possibly longer. Even after a vaccine is deployed, the recovery could be sluggish due to the long-term damage being done to the economy. The surge in joblessness is damaging household balance sheets, and precautionary saving will further hold back the recovery in consumption.
The impact of these events affected performance of the Fund for the period. To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 5. You’ll find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans (collectively, “credit securities”). The Fund seeks to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2020, the Fund provided a total return based on market price of -8.29% and a total return based on NAV of -5.65%. As of May 31, 2020, the Fund’s market price of $16.71 per share represented a premium of 0.84% to its NAV of $16.57 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	May 31, 2020

From June 2019 through May 2020, the Fund paid a monthly distribution of $0.1813 per share. The May distribution represents an annualized distribution rate of 13.02% based on the Fund’s closing market price of $16.71 per share on May 31, 2020. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see the Distributions to Shareholders & Annualized Distribution Rate on page 21, and Note 2(f) on page 47 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 76 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/ggm.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
Guggenheim Credit Allocation Fund
June 30, 2020

4 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	May 31, 2020

Our recession forecasting tools pointed to a downturn beginning between the fourth quarter of 2019 and the second quarter of 2020, with a midpoint of February 2020. While we did not see a pandemic coming, it turns out that February was indeed the peak in the business cycle. What has unfolded since has been an economic shock of unprecedented scale and scope. COVID-19, the deadliest pandemic in a century, caused a steeper plunge in output and employment in two months than occurred during the first two years of the Great Depression. As COVID-19 spiraled into a global pandemic, risk assets traded down, and corporate spreads widened to levels not seen since the financial crisis. During the first quarter of 2020, the S&P 500 Index and benchmark high yield, bank loan, and investment-grade indices declined by 19.60%, 12.68%, 13.19%, and 3.63%, respectively.
In response to the crisis, the Federal Open Market Committee cut interest rates by 125 basis points in March and passed a series of stimulus programs. Among them were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, and subsequent market performance, especially for stocks, has defied weak economic signals in the belief that policymakers will not allow companies to collapse under the weight of their substantial debt. For the 12 months ended May 31, 2020, the S&P 500 Index returned 12.84%, and the Bloomberg Barclays U.S. Aggregate Bond Index returned 9.42% over the same period. As a result of the supportive policy response, the U.S. budget deficit is headed to its highest as a share of GDP since World War II, and the U.S. Federal Reserve’s (the “Fed”) balance sheet could exceed $9 trillion by the end of the year. But even this policy response cannot force consumers to spend or businesses to invest amid staggering uncertainty, and future rounds of fiscal stimulus will likely be needed.
Many countries and all U.S. states are taking tentative steps to reopen their economies, which is supporting an uptick in economic activity. However, we do not expect a genuine recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process is likely to take 12–18 months, but possibly longer. In the meantime, keeping the infection rate in check will require social distancing measures that stymie economic activity. Given millions of identified cases today and limited testing capabilities, a premature reopening could mean another spike in infections.
Joblessness has surged, with the fall in U.S. employment in April alone representing a 40 standard deviation shock, erasing all the job gains of the preceding 21 years. As personal, small business, and corporate bankruptcies mount, permanent damage is being done to the productive capacity of the economy, which will stunt the recovery in output and corporate profits. The road to recovery may have begun in May, but we would remind investors that it took nearly 10 years for the unemployment rate to return to the cycle low seen in 2007, and the current shock appears to be several times more severe than the last financial crisis.
We would also note that cracks were forming long before the current crisis. On July 31, 2019, the Fed announced its first rate cut since 2008 amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among these were slowing global growth, the threat of additional U.S.-China tariffs, and concerns over Brexit. The Fed went on to cut rates in September and December of 2019 as it sought to sustain the expansion.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited)	May 31, 2020

Guggenheim Credit Allocation Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended May 31, 2020.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities (collectively, “credit securities”). Credit securities in which the Fund may invest consist of corporate bonds, loans and loan participations, asset-backed securities (all or a portion of which may consist of collateralized loan obligations), mortgage-backed securities (both residential mortgage-backed securities and commercial mortgage-backed securities), U.S. Government and agency securities, mezzanine and preferred securities, convertible securities, commercial paper, municipal securities and sovereign government and supranational debt securities. The Fund will seek to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
The Fund may, but is not required to, use various derivatives for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The Fund may use such transactions as a means to synthetically implement the Fund’s investment strategies. In addition, as an alternative to holding investments directly, the Fund may also obtain investment exposure by investing in other investment companies. To the extent that the Fund invests in synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit securities (the “80% Policy”).
The Fund may invest in open-end funds, closed-end funds and exchange-traded funds. For purposes of the Fund’s 80% Policy, the Fund will include its investments in other investment companies that have a

6 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

policy of investing at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in one or more types of credit securities.
The Fund uses financial leverage (borrowing and reverse repurchase agreements) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
How did the Fund perform for the 12 months ended May 31, 2020?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2020, the Fund provided a total returns based on market price of -8.29% and a total return based on NAV of -5.65%. In addition, the Fund had an annualized distribution rate of 13.02% based on the Fund’s closing market price. As of May 31, 2020, the Fund’s market price of $16.71 per share represented a premium of 0.84% to its NAV of $16.57 per share. As of May 31, 2019, the Fund’s market price of $20.52 per share represented a premium of 3.85% to its NAV of $19.76 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
How did other markets perform in this environment for the 12-month period ended May 31, 2020?

Index	Total Return
Bloomberg Barclays U.S. Corporate High Yield Index	1.32%
Bloomberg Barclays U.S. Aggregate Bond Index	9.42%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index	4.43%
Credit Suisse Leveraged Loan Index	-3.35%
ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index	-1.83%
S&P 500 Index	12.84%

What were the distributions over the period?
From June 2019 through May 2020, the Fund paid a monthly distribution of $0.1813 per share. The latest distribution represents an annualized distribution rate of 13.02% based on the Fund’s closing market price of $16.71 per share on May 31, 2020.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on a variety of factors. Please see the

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

Distributions to Shareholders & Annualized Distribution Rate on page 21, and Note 2(f) on page 47 for more information on distributions for the period.
For the year ended May 31, 2020, 77.7% of the distributions were characterized as ordinary income and 22.3% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in January 2021.
What influenced the Fund’s performance?
Leveraged credit investments delivered slightly positive, though volatile returns over the last year. From June 2019 through February 2020, the market moved higher amid Fed monetary easing efforts and progress on U.S.-China trade discussions. Fundamentals in the corporate sector remained supportive of high yield, with stable earnings and a default rate that, while rising, was well below the historical average.
However, the environment changed dramatically with the COVID-19 outbreak which halted large portions of the economy. The market experienced outflows of $19 billion from high yield funds over a five-week period in March, which pressured secondary pricing with lower quality credit, and more cyclical sectors were hit the hardest. Overall, high yield returned -11.5% in March and was its weakest month since October 2008 during the Global Financial Crisis. The Fed responded quickly by cutting rates by 125 basis points and implementing a series of programs to support commercial loans, mortgages, corporations, and municipalities including the purchase of high yield ETFs. On the fiscal side, the government passed legislation including the CARES Act which provided $2.1 trillion in relief for individuals and businesses. The combination of the monetary and fiscal responses provided a strong technical tailwind to the market in April and May. The outflows from high yield funds witnessed earlier more than reversed with nine straight weeks of inflows totaling $34 billion.
Overall, the Fund was negatively impacted by energy credits. The energy sector underperformed as oil prices fell in April and briefly traded at negative levels. Specifically, exploration and production and oil field service companies have come under pressure as they continue to outspend free cash flow, while concerns around leverage ticks up in the lower commodity-price environment. In addition, there were a few individual investments in the Fund that underperformed the broader market. This was partially offset by strong security selection in the consumer non-cyclical and industrial sectors.
How is the Fund positioned for the coming months?
The Fund is selectively adding risk via longer maturities and new issuer exposures. Our effort is to buy securities that offer more attractive return profiles amidst the market volatility. This is the case in the primary market where high yield new issues are coming with attractive concessions to existing bond issues and are often secured by corporate assets compared to the rest of the market, which is predominantly unsecured. We are also actively looking for Reserve Inquiry opportunities where we approach companies which we are comfortable with to issue debt on mutually beneficial terms. The issuer is able to borrow at attractive rates, possibly refinancing their existing bonds, and in return we receive a preferential allocation.

8 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

The Fund is well-positioned across its three primary asset class exposures, with the largest allocation to high yield bonds, followed by bank loans and a small allocation to asset-backed securities (“ABS”). The mix between bonds and loans varies according to the relative valuation of the two asset classes and availability of attractively priced assets. Among the high yield allocation, the Fund’s exposure to B-rated credits is its largest, and the Fund has incrementally added to B-rated exposure while moderately reducing the CCC-rated exposure. The Fund currently has an annualized distribution yield of 13.02%. This level of income generation can be expected to do well in an environment where yields are facing downward pressure from government asset purchases.
The Fund invests in non-U.S. dollar-denominated assets when the risk-return profile is favorable. Non-U.S. dollar-denominated assets comprise less than 2% of the Fund. The Fund uses forward foreign currency exchange contracts to hedge exchange rate risk, which minimizes the effects of currency fluctuations.
Any other comments about the Fund?
The Fund continues to avoid companies with heavy capital expenditure needs that can impair cash flow generation. Companies with recurring revenue streams, strong cash flows, and high-quality margins remain the focus. Overall, we remain concentrated on credit selection, which we believe will become increasingly important to returns in the event of market volatility.
What is the Fund’s duration?
The portfolio has consistently maintained a defensive stance to interest rate volatility with an underweight to duration. The effective duration for the Fund as of May 31, 2020, was below three years compared to the broader high yield market which is closer to four years. A sizable allocation to bank loans, whose coupons generally reset quarterly, provides some protection against changes in interest rates.
Discuss the impact of leverage for the period.
The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from a portfolio that is not leveraged. As opportunities arise, leverage may increase to add income as borrowing costs remain low.
With the low cost of borrowing, the amount of leverage used by the Fund is accretive to income generation. The Fund currently employs leverage through reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash that can be used for additional investments.
As of May 31, 2020, the amount of leverage was approximately 23% of total managed assets (including the proceeds of leverage). While leverage increases the income of the Fund in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Fund’s NAV to change to a greater degree than the overall market. This can create volatility in Fund pricing but should not affect the Fund’s ability to pay dividends under normal circumstances.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.
The ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index is a subset of the Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.
The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

10 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
The Fund is subject to various risk factors. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/ggm for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.
Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates and are therefore especially heightened under current conditions.
Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. The risk of the occurrence of these types of events is especially heightened under current conditions. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 11

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Fund investments.
Derivatives Transactions Risk. The Fund may utilize derivatives, including futures contracts and other strategic transactions, to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Sub-Adviser (Guggenheim Partners Investment Management, LLC or GPIM) is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.
Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance.
Investment in Loans Risk. The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk and extension risk, which are heightened under current conditions. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. The Fund invests in or is exposed to loans and other similar debt obligations that are

12 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many loans and other instruments are tied to the London Interbank Offered Rate (“LIBOR”), which functions as a reference rate or benchmark. It is anticipated that LIBOR will be discontinued at the end of 2021, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences for these instruments. These events may adversely affect the Fund and its investments in such instruments.
Senior Loans Risk. The Fund may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are generally rated below investment grade or unrated but believed by the Adviser to be of below investment grade quality and are considered speculative because of the credit risk of their issuers. The risks associated with such Senior Loans are similar to the risks of other lower grade securities, although Senior Loans are typically senior and secured in contrast to subordinated and unsecured securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade securities, which may have fixed interest rates.
Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate loans made to public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans are generally subject to similar risks associated with investment in Senior Loans and other lower grade debt securities. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments and repayment of principal after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid.
Subordinated Secured Loans Risk. Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 13

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

Unsecured Loans Risk. Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured loans and below investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured loans and may be less liquid.
Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Fund than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Fund’s total leverage may vary significantly over time. To the extent the Fund increases its amount of leverage outstanding, it will be more exposed to these risks.
Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.
Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, which could

14 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.
Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Structured Finance Investments Risk. The Fund’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.
Mortgage-Backed Securities (“MBS”) Risk. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); (3) risks associated with the servicer of the underlying mortgages; (4) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (5) prepayment risk, which can lead to significant fluctuations in the value of the MBS; (6) loss of all or part of the premium, if any, paid; and (7) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

Commercial Mortgage-Backed Securities Risk. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and providing for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Economic downturns and other events that limit the activities of and demand for commercial retail and office spaces (such as the current crisis) adversely impact the value of such securities.
Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.
Asset-Backed Securities Risk. ABS may be particularly sensitive to changes in prevailing interest rates. ABS involve certain risks in addition to those presented by MBS. ABS do not have the benefit of the same security interest in the underlying collateral as MBS and are more dependent on the borrower’s ability to pay and may provide the Fund with a less effective security interest in the related collateral than do MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. The collateral underlying ABS may constitute assets related to a wide range of industries and sectors, such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Fund. In addition, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. ABS collateralized by other types of assets are subject to risks associated with the underlying collateral. These risks are elevated given the currently distressed economic, market, labor and health conditions.
CLO, CDO and CBO Risk. In addition to the general risks associated with debt securities discussed herein, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”) are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or

16 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

default; and the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Valuation Risk. The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market. It may be difficult for the Fund to purchase and sell a particular investment at the price at which it has been valued by the Fund for purposes of the Fund’s net asset value, causing the Fund to be unable to realize what the Fund believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and thus particularly prone to the foregoing risks.
In addition to the foregoing risks, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 17

FUND SUMMARY (Unaudited)	May 31, 2020

Fund Statistics
Share Price	$16.71
Net Asset Value	$16.57
Premium to NAV	0.84%
Net Assets ($000)	$145,000

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED MAY 31, 2020
				Since
	One	Three	Five	Inception
	Year	Year	Year	(06/26/13)
Guggenheim Credit Allocation Fund
NAV	(5.65%)	0.40%	3.74%	4.63%
Market	(8.29%)	(0.12%)	4.27%	4.18%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/ggm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

18 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2020

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	85.4%
Senior Floating Rate Interests	40.7%
Common Stocks	1.6%
Asset-Backed Securities	1.6%
Preferred Stocks	0.7%
Money Market Fund	0.2%
Total Investments	130.2%
Other Assets & Liabilities, net	(30.2%)
Net Assets	100.0%

(% of
Ten Largest Holdings	Total Net Assets)
KeHE Distributors LLC / KeHE Finance Corp., 8.63%	2.9%
NES Global Talent, 6.50%	2.5%
Teneo Holdings LLC, 6.25%	2.5%
FAGE International S.A. / FAGE USA Dairy Industry, Inc., 5.63%	2.5%
AmWINS Group, Inc., 7.75%	2.4%
LBC Tank Terminals Holding Netherlands BV, 6.88%	2.3%
Hunt Companies, Inc., 6.25%	2.3%
Beverages & More, Inc., 11.50%	2.1%
Vector Group Ltd., 6.13%	2.1%
Barclays plc, 7.75%	2.0%
Top Ten Total	23.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/ggm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 19

FUND SUMMARY (Unaudited) continued	May 31, 2020

Portfolio Composition by Quality Rating*

% of Total
Rating	Investments
Investments
AA	0.2%
A	0.2%
BBB	7.0%
BB	26.7%
B	41.9%
CCC	17.7%
C	0.2%
NR**	4.9%
Other Instruments
Common Stocks	1.2%
Total Investments	100.0%

*
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

** NR (not rated) securities do not necessarily indicate low credit quality.

20 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2020

Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended May 31, 2020, 77.7% of the distributions were characterized as ordinary income and 22.3% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in January 2021.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS	May 31, 2020

	Shares	Value

COMMON STOCKS† – 1.6%
Utilities – 1.0%
TexGen Power LLC†††	46,457	$ 1,393,710

Consumer, Non-cyclical – 0.5%
ATD New Holdings, Inc.*,††	24,428	357,260
Chef Holdings, Inc.*,†††,1	3,007	251,672
Targus Group International Equity, Inc.*,†††,1,2	32,060	56,995
Save-A-Lot*,†††,1	24,751	–
Total Consumer, Non-cyclical		665,927

Energy – 0.1%
SandRidge Energy, Inc.*,7	57,766	91,270
Legacy Reserves, Inc.*,†††,1,7	2,359	2,359
Total Energy		93,629

Technology – 0.0%
Qlik Technologies, Inc. – Class A*,†††,1	56	68,267
Qlik Technologies, Inc. – Class B*,†††,1	13,812	–
Total Technology		68,267

Industrial – 0.0%
BP Holdco LLC*,†††,1,2	65,965	19,237
Ursa Insulation BV*,†††,1	135,131,158	7,498
Vector Phoenix Holdings, LP*,†††,1	65,965	5,245
Total Industrial		31,980

Financials – 0.0%
Sparta Systems*,†††,1	1,922	–
Total Common Stocks
(Cost $5,933,329)		2,253,513

PREFERRED STOCKS†† – 0.7%
Financial – 0.7%
American Equity Investment Life Holding Co., 5.95%	46,000	1,035,460
Total Preferred Stocks
(Cost $1,150,000)		1,035,460

MONEY MARKET FUND† – 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.10%[5]	319,409	319,409
Total Money Market Fund
(Cost $319,409)		319,409

See notes to financial statements.

22 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 85.4%
Consumer, Non-cyclical – 21.7%
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[6]	4,000,000	$ 4,220,000
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[6,7]	3,800,000	3,591,000
Beverages & More, Inc.
11.50% due 06/15/22[7,8]	4,695,000	3,028,275
Vector Group Ltd.
6.13% due 02/01/25[6,7]	3,050,000	2,981,375
Kraft Heinz Foods Co.
5.00% due 06/04/42[7]	1,725,000	1,773,500
4.38% due 06/01/46[7]	750,000	707,685
4.63% due 10/01/39[6,7]	350,000	339,764
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[6]	3,251,000	2,405,740
HCA, Inc.
3.50% due 09/01/30[7]	2,000,000	1,970,815
Nathan's Famous, Inc.
6.63% due 11/01/25[6,7]	1,600,000	1,576,000
Par Pharmaceutical, Inc.
7.50% due 04/01/27[6,7]	1,250,000	1,273,363
Carriage Services, Inc.
6.63% due 06/01/26[6,7]	1,160,000	1,212,200
US Foods, Inc.
6.25% due 04/15/25[6]	1,125,000	1,165,781
Tenet Healthcare Corp.
7.50% due 04/01/25[6,7]	650,000	708,500
6.25% due 02/01/27[6]	250,000	257,500
AMN Healthcare, Inc.
4.63% due 10/01/27[6,7]	950,000	917,111
Avanos Medical, Inc.
6.25% due 10/15/22	764,000	760,180
Sotheby’s
7.38% due 10/15/27[6,7]	725,000	659,750
Sysco Corp.
5.95% due 04/01/30[7]	550,000	659,203
Centene Corp.
4.63% due 12/15/29[7]	500,000	538,230
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 07/15/23[6,7]	545,000	419,650
Nielsen Finance LLC / Nielsen Finance Co.
4.50% due 10/01/20	225,000	225,000
5.00% due 04/15/22[6]	125,000	124,806
Total Consumer, Non-cyclical		31,515,428

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 85.4% (continued)
Financial – 14.7%
AmWINS Group, Inc.
7.75% due 07/01/26[6,7]	3,250,000	$ 3,486,925
Hunt Companies, Inc.
6.25% due 02/15/26[6,7]	3,725,000	3,278,000
Jefferies Finance LLC / JFIN Company-Issuer Corp.
6.25% due 06/03/26[6,7]	2,000,000	1,812,500
7.25% due 08/15/24[6,7]	1,555,000	1,352,850
Barclays plc
7.75% [3,4,7]	3,000,000	2,955,000
NFP Corp.
8.00% due 07/15/25[6]	1,500,000	1,432,500
6.88% due 07/15/25[6]	1,440,000	1,386,000
Springleaf Finance Corp.
7.13% due 03/15/26[7]	1,100,000	1,083,500
8.88% due 06/01/25	350,000	364,000
6.63% due 01/15/28	200,000	191,000
Quicken Loans, Inc.
5.25% due 01/15/28[6,7]	1,125,000	1,135,339
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[6]	850,000	888,420
Prosight Global Inc.
7.50% due 11/26/20†††,7	650,000	661,716
HUB International Ltd.
7.00% due 05/01/26[6,7]	550,000	564,888
Assurant, Inc.
7.00% due 03/27/48[4,7]	400,000	399,880
LPL Holdings, Inc.
4.63% due 11/15/27[6,7]	400,000	391,500
Total Financial		21,384,018

Consumer, Cyclical – 14.0%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[6,7]	3,450,000	3,373,100
Williams Scotsman International, Inc.
6.88% due 08/15/23[6,7]	1,630,000	1,650,375
7.88% due 12/15/22[6]	476,000	487,900
Boyd Gaming Corp.
8.63% due 06/01/25[6]	1,500,000	1,602,390
Delta Air Lines, Inc.
7.00% due 05/01/25[6,7]	1,400,000	1,446,681
JB Poindexter & Company, Inc.
7.13% due 04/15/26[6,7]	1,175,000	1,169,572
Clarios Global, LP
6.75% due 05/15/25[6]	1,100,000	1,141,481

See notes to financial statements.

24 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 85.4% (continued)
Consumer, Cyclical – 14.0% (continued)
Wolverine World Wide, Inc.
6.38% due 05/15/25[6]	1,000,000	$ 1,042,500
Panther BF Aggregator 2 Limited Partnership / Panther Finance Company, Inc.
8.50% due 05/15/27[6,7]	1,050,000	1,029,000
Hanesbrands, Inc.
5.38% due 05/15/25[6,7]	950,000	973,750
Aramark Services, Inc.
6.38% due 05/01/25[6,7]	875,000	915,941
Wabash National Corp.
5.50% due 10/01/25[6,7]	1,025,000	873,812
Live Nation Entertainment, Inc.
6.50% due 05/15/27[6]	800,000	849,500
Titan International, Inc.
6.50% due 11/30/23	1,475,000	800,187
Sabre GLBL, Inc.
9.25% due 04/15/25[6]	650,000	697,938
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[7]	650,000	643,500
Vail Resorts, Inc.
6.25% due 05/15/25[6]	400,000	420,000
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[6]	350,000	371,875
Cedar Fair Limited Partnership / Canada's Wonderland Company / Magnum Management Corp.
5.38% due 06/01/24[7]	325,000	308,818
Yum! Brands, Inc.
7.75% due 04/01/25[6]	250,000	276,250
Brookfield Residential Properties Incorporated / Brookfield Residential US Corp.
4.88% due 02/15/30[6]	210,000	178,437
Total Consumer, Cyclical		20,253,007

Communications – 10.9%
EIG Investors Corp.
10.88% due 02/01/24[7]	3,041,000	2,817,912
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6,7]	4,093,000	2,753,402
Altice France S.A.
8.13% due 02/01/27[6,7]	1,300,000	1,430,000
7.38% due 05/01/26[6,7]	1,000,000	1,052,500
Cengage Learning, Inc.
9.50% due 06/15/24[6]	3,560,000	2,403,000
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32[6,7]	2,200,000	2,272,182
Level 3 Financing, Inc.
4.63% due 09/15/27[6,7]	775,000	794,220
3.88% due 11/15/29[6]	350,000	358,208

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 85.4% (continued)
Communications – 10.9% (continued)
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[6,7]	800,000	$ 712,000
Lamar Media Corp.
3.75% due 02/15/28[6]	400,000	388,000
4.00% due 02/15/30[6]	200,000	192,500
Netflix, Inc.
3.63% due 06/15/30	EUR 450,000	517,992
Ziggo BV
4.88% due 01/15/30[6,7]	300,000	309,000
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[6]	200,000	208,074
Total Communications		16,208,990

Industrial – 10.8%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22[7]	2,700,000	2,754,000
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[6,7]	2,294,000	2,282,645
Cleaver-Brooks, Inc.
7.88% due 03/01/23[6,7]	2,297,000	1,924,220
Howmet Aerospace, Inc.
6.88% due 05/01/25[7]	1,500,000	1,593,785
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[6,7]	1,125,000	1,091,250
PowerTeam Services LLC
9.03% due 12/04/25[6]	1,025,000	1,036,716
Signature Aviation US Holdings, Inc.
4.00% due 03/01/28[6,7]	1,150,000	1,020,625
JELD-WEN, Inc.
6.25% due 05/15/25[6,7]	800,000	824,000
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[6]	750,000	757,500
Amsted Industries, Inc.
4.63% due 05/15/30[6,7]	700,000	658,000
TransDigm, Inc.
8.00% due 12/15/25[6]	400,000	432,000
EnerSys
4.38% due 12/15/27[6,7]	325,000	318,500
Hillman Group, Inc.
6.38% due 07/15/22[6,7]	300,000	270,216
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27*,†††,1,7,8	308,556	254,624
Total Industrial		15,218,081

See notes to financial statements.

26 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 85.4% (continued)
Energy – 5.5%
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[6]	2,340,000	$ 2,106,000
Indigo Natural Resources LLC
6.88% due 02/15/26[6,7]	1,815,000	1,756,012
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[7]	1,350,000	1,039,500
Comstock Resources, Inc.
7.50% due 05/15/25[6,7]	970,000	856,025
CVR Energy, Inc.
5.75% due 02/15/28[6,7]	900,000	799,875
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[7]	775,000	674,018
Unit Corp.
due 05/15/21[9]	2,828,000	282,800
Basic Energy Services, Inc.
10.75% due 10/15/23[8]	575,000	235,836
Viper Energy Partners, LP
5.38% due 11/01/27[6]	200,000	198,500
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	50,000	21,625
Bruin E&P Partners LLC
8.88% due 08/01/23[8]	930,000	9,300
Total Energy		7,979,491

Basic Materials – 4.3%
Neon Holdings, Inc.
10.13% due 04/01/26[6,7]	1,951,000	1,877,838
United States Steel Corp.
12.00% due 06/01/25[6,7]	1,400,000	1,401,750
6.88% due 08/15/25[7]	600,000	402,000
Arconic Corp.
6.00% due 05/15/25[6,7]	850,000	880,642
Compass Minerals International, Inc.
6.75% due 12/01/27[6,7]	700,000	736,029
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[6,7]	600,000	546,000
Alcoa Nederland Holding BV
6.75% due 09/30/24[6,7]	350,000	355,250
Mirabela Nickel Ltd.
due 06/24/19[8,9]	1,279,819	63,991
Total Basic Materials		6,263,500

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 85.4% (continued)
Technology – 3.5%
NCR Corp.
6.13% due 09/01/29[6,7]	1,050,000	$ 1,045,138
6.38% due 12/15/23[7]	900,000	920,151
8.13% due 04/15/25[6]	775,000	834,094
Boxer Parent Company, Inc.
7.13% due 10/02/25[6]	1,150,000	1,214,688
PTC, Inc.
4.00% due 02/15/28[6,7]	400,000	400,000
Open Text Holdings, Inc.
4.13% due 02/15/30[6]	350,000	345,625
Open Text Corp.
3.88% due 02/15/28[6,7]	300,000	296,250
Total Technology		5,055,946
Total Corporate Bonds
(Cost $134,793,416)		123,878,461

SENIOR FLOATING RATE INTERESTS††,10 – 40.7%
Consumer, Cyclical – 12.3%
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23†††	4,529,498	3,623,598
Alexander Mann
4.43% (6 Month GBP LIBOR + 3.75%, Rate Floor: 3.75%) due 12/16/24†††,1	GBP 1,172,865	1,141,657
5.73% (3 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP 1,150,000	1,083,901
6.06% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25†††	1,300,000	1,014,000
Accuride Corp.
6.70% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	3,734,948	1,497,714
BBB Industries, LLC
5.58% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	1,777,444	1,422,701
EnTrans International, LLC
6.17% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	1,277,500	894,250
SP PF Buyer LLC
4.67% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,174,647	878,471
CHG Healthcare Services, Inc.
4.07% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	897,693	875,816
Playtika Holding Corp.
7.07% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	814,688	813,816
Whatabrands, LLC
3.01% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/26	698,250	669,447
SHO Holding I Corp.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/27/22	688,197	536,794
Midas Intermediate Holdco II LLC
4.02% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/18/21	497,429	441,389
Drive Chassis (DCLI)
9.56% (3 Month USD LIBOR + 8.25%, Rate Floor: 8.25%) due 04/10/26†††	500,000	427,500

See notes to financial statements.

28 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,10 – 40.7% (continued)
Consumer, Cyclical – 12.3% (continued)
Nellson Nutraceutical
5.70% (3 Month USD LIBOR + 4.25% and Commercial Prime Lending
Rate + 3.25%, Rate Floor: 5.25%) due 12/23/21	434,315	$ 363,739
PT Intermediate Holdings III LLC
6.95% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25†††	374,063	314,212
American Express GBT
due 02/26/27	353,761	300,697
American Tire Distributors, Inc.
7.20% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	225,417	200,621
8.55% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%,
Rate Floor: 8.50%) due 09/02/24	148,408	90,035
Intrawest Resorts Holdings, Inc.
2.92% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/24	299,235	280,907
Checkers Drive-In Restaurants, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	486,250	243,125
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	409,688	236,935
Bojangles, Inc.
4.92% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 01/28/26	248,125	231,377
Sotheby's
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 01/15/27	241,777	217,195
Total Consumer, Cyclical		17,799,897

Consumer, Non-cyclical – 7.0%
Springs Window Fashions
9.57% (3 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	2,900,000	2,387,657
Cambrex Corp.
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 12/04/26	1,695,750	1,634,279
Endo Luxembourg Finance Co.
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	1,392,839	1,299,783
Immucor, Inc.
6.45% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 06/15/21	1,167,000	1,094,798
US Foods, Inc.
4.25% (6 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 04/24/25	1,000,000	930,000
Moran Foods LLC
12.18% (3 Month USD LIBOR + 10.75%, Rate Floor: 11.75%) due 10/01/24†††,1	473,204	421,530
1.00% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/01/24†††,1	400,498	360,448
Blue Ribbon LLC
5.04% (1 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%, Rate
Floor: 5.00%) due 11/15/21	850,000	699,125
CTI Foods Holding Co. LLC
8.77% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) (in-kind rate: 3.00%)
due 05/03/24†††,1,12	628,273	578,011
10.77% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) (in-kind rate: 6%)
due 05/03/24†††,12	91,471	81,409

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,10 – 40.7% (continued)
Consumer, Non-cyclical – 7.0% (continued)
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.67% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	637,492	$ 535,494
Examworks Group, Inc.
3.42% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 01/27/23†††,1	133,333	127,752
Total Consumer, Non-cyclical		10,150,286

Industrial – 6.3%
Bhi Investments LLC
10.67% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††,1	3,000,000	2,850,000
NA Rail Hold Co LLC (Patriot)
6.27% (2 Month USD LIBOR + 5.25%, Rate Floor: 5.25%) due 10/19/26†††	1,950,000	1,842,750
YAK MAT (YAK ACCESS LLC)
11.20% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,425,000	1,576,250
Diversitech Holdings, Inc.
8.95% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	1,000,000	900,000
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	947,500	838,537
National Technical
7.43% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 06/12/21†††,1	713,365	684,830
Avison Young (Canada), Inc.
5.85% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 01/31/26	296,250	264,682
ProAmpac PG Borrower LLC
9.50% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/18/24	250,000	202,500
Total Industrial		9,159,549

Technology – 5.1%
24-7 Intouch, Inc.
4.92% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	2,413,250	2,196,057
Park Place Technologies LLC
9.00% (3 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 03/30/26†††	1,680,723	1,462,229
Dun & Bradstreet
4.17% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/06/26	1,400,000	1,360,912
Aspect Software, Inc.
6.00% (2 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24†††	1,212,605	1,091,344
6.23% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 07/17/23†††,1	108,649	107,499
GlobalFoundries, Inc.
6.25% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/05/26	992,500	927,988
CCC Information Services, Inc.
3.18% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/27/22†††,1	320,548	305,315
Total Technology		7,451,344

Communications – 3.7%
Flight Bidco, Inc.
7.67% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26†††	2,415,000	2,052,750

See notes to financial statements.

30 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,10 – 40.7% (continued)
Communications – 3.7% (continued)
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	1,518,133	$ 1,222,856
Resource Label Group LLC
9.95% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23†††	850,000	748,000
Nielsen Finance LLC
due 06/04/25	750,000	745,935
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	296,250	274,031
McGraw-Hill Global Education Holdings LLC
5.45% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	278,578	236,791
Total Communications		5,280,363

Financial – 2.8%
Teneo Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	3,980,000	3,621,800
Aretec Group, Inc.
4.42% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	246,875	227,125
Citadel Securities LP
2.92% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/27/26	99,750	97,547
JZ Capital Partners Ltd.
6.75% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 06/14/21†††,1	100,000	96,007
Total Financial		4,042,479

Energy – 1.9%
SeaPort Financing LLC
5.68% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25†††	2,540,983	2,159,836
Gavilan Resources LLC
due 03/01/24[9]	3,280,000	278,800
Summit Midstream Partners, LP
7.00% (1 Month USD LIBOR + 6.00% and 3 Month USD LIBOR + 6.00%, Rate Floor:
7.00%) due 05/13/22	1,137,136	200,136
Permian Production Partners LLC
due 05/20/24†††,9	1,995,000	99,750
Total Energy		2,738,522

Utilities – 1.1%
Panda Power
7.95% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	1,484,576	1,363,954
Stonewall
6.95% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	321,457	263,823
Total Utilities		1,627,777

Basic Materials – 0.5%
Big River Steel LLC
6.45% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/23/23	538,220	489,780

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,10 – 40.7% (continued)
Basic Materials – 0.5% (continued)
Ascend Performance Materials Operations LLC
6.70% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 08/27/26	298,500	$ 283,948
Total Basic Materials		773,728
Total Senior Floating Rate Interests
(Cost $73,009,275)		59,023,945

ASSET-BACKED SECURITIES†† – 1.6%
Collateralized Loan Obligations – 1.3%
Monroe Capital CLO Ltd.
2017-1A, 4.70% (3 Month USD LIBOR + 3.60%,
Rate Floor: 0.00%) due 10/22/26[6,10]	1,000,000	863,859
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[6,7]	500,000	434,630
Treman Park CLO Ltd.
2015-1A, due 10/20/28[6,7,11]	500,000	359,583
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[6,11]	600,000	277,473
Total Collateralized Loan Obligations		1,935,545

Financial – 0.2%
NCBJ
2015-1A, 5.88% due 07/08/22†††,1,7	243,099	233,134

Transport-Aircraft – 0.1%
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[7,8]	202,396	110,785
Total Asset-Backed Securities
(Cost $2,700,643)		2,279,464
Total Investments – 130.2%
(Cost $217,906,072)		$ 188,790,252
Other Assets & Liabilities, net – (30.2)%		(43,789,791)
Total Net Assets – 100.0%		$ 145,000,461

Forward Foreign Currency Exchange Contracts††

	Contracts		Settlement	Settlement	Value at	Unrealized
Counterparty	to Sell	Currency	Date	Value	May 31, 2020	Depreciation
Goldman Sachs International	234,000	GBP	06/16/20	$ 285,874	$ 288,951	$ (3,077)
Bank of America, N.A.	1,586,000	GBP	06/16/20	1,947,347	1,958,448	(11,101)
JPMorgan Chase Bank, N.A.	468,000	EUR	06/16/20	508,276	519,514	(11,238)
						$ (25,416)

See notes to financial statements.

32 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1	Security was fair valued by the Valuation Committee at May 31, 2020. The total market value of fair valued securities amounts to $7,572,080, (cost $7,887,380) or 5.2% of total net assets.
2	Affiliated issuer.
3	Perpetual maturity.
4	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
5	Rate indicated is the 7-day yield as of May 31, 2020.
6
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $97,155,982 (cost $100,781,786), or 67.0% of total net assets.

7
All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of May 31, 2020, the total value of securities segregated was $64,870,573.

8
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $3,702,811 (cost $7,568,726), or 2.6% of total net assets — See Note 12.

9	Security is in default of interest and/or principal obligations.
10
Variable rate security. Rate indicated is the rate effective at May 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

11	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
12	Payment in-kind security.

EUR	Euro
GBP	British Pound
LIBOR	London Interbank Offered Rate
plc	Public Limited Company

See Sector Classification in Other Information section.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued	May 31, 2020

The following table summarizes the inputs used to value the Fund's investments at May 31, 2020 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$91,270	$357,260	$1,804,983	$2,253,513
Preferred Stocks	—	1,035,460	—	1,035,460
Money Market Fund	319,409	—	—	319,409
Corporate Bonds	—	122,962,121	916,340	123,878,461
Senior Floating Rate Interests	—	35,237,461	23,786,484	59,023,945
Asset-Backed Securities	—	2,046,330	233,134	2,279,464
Total Assets	$410,679	$161,638,632	$26,740,941	$188,790,252

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$25,416	$—	$25,416
Unfunded Loan Commitments (Note 11)	—	—	87,630	87,630
Total Liabilities	$—	$25,416	$87,630	$113,046

** This derivative is reported as unrealized appreciation/depreciation at period end.
Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $34,653,171 are categorized as Level 2 within the disclosure hierarchy – See Note 7.
See notes to financial statements.

34 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy.

	Ending Balance at	Valuation	Unobservable	Input	Weighted
Category	May 31, 2020	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$233,134	Yield Analysis	Yield	7.4%	—
Common Stocks	1,393,710	Third Party Pricing	Broker Quote	—	—
Common Stocks	403,775	Enterprise Value	Valuation Multiple	1.6x-15.8x	9.7x
Common Stocks	7,498	Model Price	Liquidation Value	—	—
		Option Adjusted Spread off
Corporate Bonds	661,716	prior month broker quote	Broker Quote	—	—
Corporate Bonds	254,624	Yield Analysis	Yield	10.0%	—
Senior Floating Rate Interests	17,113,435	Third Party Pricing	Broker Quote	—	—
			Market
Senior Floating Rate Interests	3,630,837	Model Price	Comparable Yields	7.3%-12.3%	11.3%
Senior Floating Rate Interests	1,682,223	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	781,978	Yield Analysis	Yield	11.1%-15.1%	13.3%
Senior Floating Rate Interests	578,011	Enterprise Value	Valuation Multiple	9.8x	—
Total	$26,740,941

Liabilities:
Unfunded Loan Commitments	$87,630	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.
Significant changes in a quote, yield, liquidation value, market comparable yields or valuation multiple would generally result in significant changes in the fair value of the security.
The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.
Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended May 31, 2020, the Fund had securities with a total value of $17,182,818 transfer into Level 3 from Level 2 due to lack of observable inputs at year end. There were no other securities that transferred between levels.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued	May 31, 2020

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2020:

	Assets					Liabilities
			Senior
	Asset-		Floating			Unfunded
	Backed	Corporate	Rate	Common	Total	Loan
	Securities	Bonds	Interests	Stocks	Assets	Commitments
Beginning Balance	$343,748	$674,779	$11,559,888	$539,768	$13,118,183	$(280,602)
Purchases/(Receipts)	–	–	4,739,309	11,814	4,751,123	(19,363)
(Sales, maturities and
paydowns)/Fundings	(98,218)	–	(8,223,690)	(56,852)	(8,378,760)	296,824
Amortization of
premiums/discounts	–	–	174,105	–	174,105	–
Total realized gains (losses)
included in earnings	–	–	(330,892)	37,966	(292,926)	(7,584)
Total change in unrealized
appreciation (depreciation)
included in earnings	(12,396)	(13,063)	333,280	(121,423)	186,398	(76,905)
Transfers into Level 3	–	254,624	15,534,484	1,393,710	17,182,818	–
Ending Balance	$233,134	$916,340	$23,786,484	$1,804,983	$26,740,941	$(87,630)
Net change in unrealized
appreciation (depreciation)
for investments in Level 3
securities still held at
May 31, 2020	$(12,396)	$(13,063)	$27,504	$(121,423)	$(119,378)	$(42,554)

See notes to financial statements.

36 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.
Transactions during the year ended May 31, 2020, in which the company is an affiliated issuer, were as follows:

						Change in		Shares/
					Realized	Unrealized		Face
	Value				Gain	Appreciation	Value	Amount
Security Name	05/31/19		Additions	Reductions	(Loss)	(Depreciation)	05/31/20	05/31/20
Common Stock
BP Holdco LLC*,1	$23,292		$–	$–	$–	$(4,055)	$19,237	65,965
Targus Group
International
Equity, Inc.*,1	70,382		–	(18,886)	–	5,499	56,995	32,060
Senior Floating
Rate Interests
Targus Group
International, Inc.
due 05/24/16	–	**	–	–	(348,348)	348,348	–	–
	$93,674		$–	$(18,886)	$(348,348)	$349,792	$76,232

*	Non-income producing security.
**	Market value is less than $1.
1
Security was fair valued by the Valuation Committee at May 31, 2020. The total market value of fair valued and affiliated securities amounts to $76,232 (cost $34,200) or less than 0.1% of total net assets.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 37

STATEMENTS OF ASSETS AND LIABILITIES	May 31, 2020

ASSETS:
Investments in unaffiliated issuers, at value (cost $217,871,872)	$188,714,020
Investments in affiliated issuers at value (cost $34,200)	76,232
Cash	137,520
Prepaid expenses	4,731
Receivables:
Interest	2,869,187
Investments sold	1,883,067
Fund shares sold	25,155
Dividends	18,840
Tax reclaims	15,185
Total assets	193,743,937
LIABILITIES:
Reverse repurchase agreements (Note 7)	34,653,171
Borrowings (Note 8)	9,000,000
Segregated cash due to broker	559,000
Unfunded loan commitments, at value (Note 11)
(commitment fees received $94,632)	87,630
Unrealized depreciation on forward foreign currency exchange contracts	25,416
Interest payable on borrowings	9,110
Payable for:
Investments purchased	4,109,061
Investment advisory fees	156,114
Professional fees	87,001
Printing fees	30,140
Trustees’ fees and expenses*	2,079
Offering costs	4,155
Accrued expenses and other liabilities	20,599
Total liabilities	48,743,476
NET ASSETS	$145,000,461
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
8,750,087 shares issued and outstanding	$87,501
Additional paid-in capital	195,938,072
Total distributable earnings (loss)	(51,025,112)
NET ASSETS	$145,000,461
Shares outstanding ($0.01 par value with unlimited amount authorized)	8,750,087
Net asset value	$16.57

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

38 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2020
For the Year Ended May 31, 2020

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$16,459,621
Dividends from securities of unaffiliated issuers	584,678
Total investment income	17,044,299
EXPENSES:
Investment advisory fees	1,958,467
Interest expense	970,008
Professional fees	145,591
Fund accounting fees	73,794
Trustees' fees and expenses*	57,148
Administration fees	53,681
Printing fees	38,833
Custodian fees	26,756
Registration and filing fees	26,408
Transfer agent fees	19,956
Insurance	7,629
Miscellaneous	12,070
Total expenses	3,390,341
Net investment income	13,653,958
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(6,089,689)
Investments in affiliated issuers	(348,348)
Forward foreign currency exchange contracts	70,437
Foreign currency transactions	29,423
Net realized loss	(6,338,177)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(17,667,032)
Investments in affiliated issuers	349,792
Forward foreign currency exchange contracts	(70,150)
Foreign currency translations	215
Net change in unrealized appreciation (depreciation)	(17,387,175)
Net realized and unrealized loss	(23,725,352)
Net decrease in net assets resulting from operations	$(10,071,394)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 39

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2020

	Year Ended	Year Ended
	May 31, 2020	May 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,653,958	$14,041,526
Net realized loss on investments	(6,338,177)	(6,941,891)
Net change in unrealized appreciation (depreciation) on investments	(17,387,175)	(3,711,447)
Net increase (decrease) in net assets resulting from operations	(10,071,394)	3,388,188
DISTRIBUTIONS:
Distributions to shareholders	(13,766,638)	(14,522,749)
Return of capital	(3,959,624)	(1,526,197)
Total distributions	(17,726,262)	(16,048,946)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares issued through at-the-market offering	26,036,988	550,344
Reinvestments of distributions	489,863	310,093
Common shares offering costs charged to paid-in-capital	(158,601)	(3,353)
Net increase in net assets resulting from shareholder transactions	26,368,250	857,084
Net decrease in net assets	(1,429,406)	(11,803,674)
NET ASSETS:
Beginning of period	146,429,867	158,233,541
End of period	$145,000,461	$146,429,867

See notes to financial statements.

40 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	May 31, 2020
For the Year Ended May 31, 2020

Cash Flows from Operating Activities:
Net Decrease in net assets resulting from operations	$(10,071,394)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation)depreciation on investments	17,317,240
Net change in unrealized (appreciation) depreciation on foreign currency translations	70,150
Net realized loss on investments	6,438,037
Purchase of long-term investments	(107,870,981)
Proceeds from sale of long-term investments	101,802,823
Net purchases of short term investments	(3,161,879)
Net accretion of bond discount and amortization of bond premium	(1,228,579)
Corporate actions and other payments	105,938
Commitment fees received and repayments of unfunded loan commitments	(622,618)
Decrease in interest receivable	18,523
Increase in dividends receivable	(18,840)
Increase investments sold receivable	(732,305)
Increase in prepaid expenses	(462)
Increase in tax reclaims receivable	(3,904)
Decrease in investments purchased payable	(745,016)
Increase in interest payable on borrowings	9,110
Decrease in professional fees payable	(13,646)
Increase in segregated cash due to broker	559,000
Decrease in investment advisory fees payable	(19,109)
Increase in printing fees payable	8,497
Decrease in trustees’ fees and expenses payable*	(17,489)
Decrease in accrued expenses and other liabilities	(7,685)
Net Cash Provided by Operating and Investing Activities	$1,815,411
Cash Flows From Financing Activities:
Distributions to common shareholders	(17,236,399)
Net proceeds from the issuance of common shares	26,132,230
Proceeds from borrowings	9,000,000
Proceeds from reverse repurchase agreements	442,378,519
Payments made on reverse repurchase agreements	(462,707,839)
Offering costs in connection with the issuance of common shares	(158,917)
Net Cash Used in Financing Activities	(2,592,406)
Net decrease in cash	(776,995)
Cash at Beginning of Year	914,515
Cash at End of Year	$137,520
Supplemental Disclosure of Non Cash Financing Activity: Cash paid during
the year for interest	$967,387
Supplemental Disclosure of Non Operating Activity: Dividend reinvestment	$489,863

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 41

FINANCIAL HIGHLIGHTS	May 31, 2020

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016
Per Share Data:
Net asset value, beginning of period	$19.76	$21.47	$22.62	$20.53	$23.34
Income from investment operations:
Net investment income(a)	1.69	1.90	2.05	1.91	2.02
Net gain (loss) on investments (realized and unrealized)	(2.70)	(1.43)	(1.02)	2.36	(2.65)
Total from investment operations	(1.01)	0.47	1.03	4.27	(0.63)
Less distributions from:
Net investment income	(1.69)	(1.97)	(2.18)	(2.18)	(2.18)
Return of capital	(0.49)	(0.21)	—	—	—
Total distributions to shareholders	(2.18)	(2.18)	(2.18)	(2.18)	(2.18)
Net asset value, end of period	$16.57	$19.76	$21.47	$22.62	$20.53
Market value, end of period	$16.71	$20.52	$22.70	$23.18	$19.86

Total Return(b)
Net asset value	(5.65)%	2.47%	4.68%	21.55%	(2.31)%
Market value	(8.29)%	0.62%	7.99%	28.83%	(4.00)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$145,000	$146,430	$158,234	$158,663	$136,142
Ratio to average net assets of:
Net investment income, including interest expense	9.04%	9.34%	9.24%	8.67%	9.68%
Total expenses, including interest expense(c)	2.24%	2.99%	2.61%	2.52%	2.27%
Portfolio turnover rate	52%	52%	46%	47%	63%

See notes to financial statements.

42 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2020

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016
Senior Indebtedness:
Borrowings – committed facility agreement (in thousands)	$9,000	N/A	N/A	$4,500	N/A
Asset Coverage per $1,000 of borrowings(d)	$17,111	N/A	N/A	$36,258	N/A

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)
Excluding interest expense, the annualized operation expense ratios would be 1.60%, 1.77%, 1.75%, 1.88% and 1.82% for the years ended May 31, 2020, May 31, 2019, May 31, 2018, May 31, 2017 and May 31, 2016, respectively.

(d)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the borrowings.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS	May 31, 2020

Note 1 – Organization
Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

44 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.
Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based is fair valued by the Valuation Committee.
Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.
The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.
Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.
(c) Senior Floating Rate Interests and Loan Investments
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations

46 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the antifraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
(d) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities, other than investments in securities, at the fiscal period end, resulting from changes in exchange rates.
(e) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange transactions.
(f) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

(g) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purpose:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

48 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$124,056	$2,314,816

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of May 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	–	Unrealized depreciation
on forward foreign
currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at May 31, 2020:

Forward Foreign Currency
	Primary Risk Exposure	Exchange Risk
Liability Derivative Investments Value	Foreign Currency Exchange Risk	$ 25,416

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended May 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign
currency exchange contracts
Net change in unrealized appreciation
(depreciation) on forward foreign currency
exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign
Currency Exchange Risk
$ 70,437

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign
Currency Exchange Risk
$ (70,150)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

50 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

The following table presents derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not Offset
	Gross	Offset in the	Presented on the	in the Statement of
	Amounts of	Statement of	Statement of	Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Forward
foreign
currency
exchange
contracts	$ 25,416	$ —	$ 25,416	$ —	$ —	$ 25,416
Reverse
Repurchase
Agreements	34,653,171	—	34,653,171	(34,653,171)	—	—

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of May 31, 2020:

Counterparty	Asset Type	Cash Pledged	Cash Received
Citigroup	Repurchase agreements	$ –	$ 559,000

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
MUFG Investor Services (US) LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.
Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are

52 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2020, the average daily balance for which reverse repurchase agreements were outstanding amounted to $43,223,635. The weighted average interest rate was 2.19%. As of May 31, 2020, there was $34,653,171 in reverse repurchase agreements outstanding.
The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2020, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater than
	Continuous	Up to 30 days	31-90 days	90 days	Total
Corporate Bonds	$19,002,208	$ 15,650,963	$ –	$ –	$ 34,653,171
Gross amount of
recognized liabilities
for reverse
repurchase
agreements	$19,002,208	$ 15,650,963	$ –	$ –	$ 34,653,171

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

As of May 31, 2020, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Barclays Capital, Inc.	1.00% - 1.25%*	Open Maturity	$ 2,888,855
BMO Capital Markets Corp.	0.95% - 1.35%	06/04/20 - 06/08/20	6,115,856
BMO Capital Markets Corp.	1.25% - 1.35%*	Open Maturity	1,119,301
Canadian Imperial Bank Of Commerce	1.42% - 1.49%	06/10/20	7,070,323
Citigroup Global Markets, Inc.	(1.50%) - 1.00%*	Open Maturity	3,429,434
Credit Suisse Securities (USA) LLC	1.00% - 1.25%*	Open Maturity	2,991,967
J.P. Morgan Securities LLC	0.50% - 1.60%*	Open Maturity	5,322,642
RBC Capital Markets, LLC	1.25% *	Open Maturity	2,900,095
RBC Capital Markets, LLC	1.57%	6/12/20	2,814,698
			$ 34,653,171

* The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of May 31, 2020.

Note 8 – Borrowings
The Fund has entered into a $70,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 1.00%. As of May 31, 2020, there was $9,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facilities during the period March 17, 2020 through May 31, 2020, was $7,592,105 with a related average interest rate of 1.52%. The maximum amount outstanding during the period was $9,000,000. As of May 31, 2020, the total value of securities segregated and pledged as collateral in connection with borrowings was $17,910,162.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

54 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Note 9 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.
The tax character of distributions paid during the year ended May 31, 2020 was as follows:

Ordinary	Long-Term	Return of	Total
Income	Capital Gain	Capital	Distributions
$13,766,638	$–	$3,959,624	$17,726,262

The tax character of distributions paid during the year ended May 31, 2019 was as follows:

Ordinary	Long-Term	Return of	Total
Income	Capital Gain	Capital	Distributions
$14,522,749	$–	$1,526,197	$16,048,946

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
The tax components of distributable earnings/(loss) as of May 31, 2020 were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$–	$–	$(29,401,858)	$(21,623,254)	$(51,025,112)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of May 31, 2020, capital loss carryforwards for the Fund were as follows:

		Total
Unlimited		Capital Loss
Short-Term	Long-Term	Carryforward
$(338,562)	$(21,284,692)	$(21,623,254)

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in collateralized loan obligations, foreign currency gains and losses, losses deferred due to wash sales, the “mark-to-market” of certain derivatives, and equity to debt adjustments. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.
There were no adjustments made on the Statement of Assets and Liabilities as of May 31, 2020 for permanent book/tax differences.
At May 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

			Net Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$218,199,107	$3,243,709	$(32,652,564)	$(29,408,855)

Note 10 – Securities Transactions
For the year ended May 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

Purchases	Sales
$107,870,981	$101,802,823

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year May 31, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$1,735,948	$7,062,263	$238,122

56 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Note 11 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of May 31, 2020. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2020, the total amount segregated in connection with reverse repurchase agreements and unfunded loan commitments was $46,960,411.
The unfunded loan commitments as of May 31, 2020, were as follows:

Borrower	Maturity Date	Face Amount*		Value
Alexander Mann	12/16/24	GBP	77,135	$ 20,160
American Express GBT	02/26/27		296,239	44,436
Aspect Software, Inc.	07/15/23		144,865	1,533
Cypress Intermediate Holdings III, Inc.	04/27/22		129,452	6,152
Examworks Group, Inc.	01/27/23		366,667	15,349
				$ 87,630

* The face amount is denominated in U.S. dollars unless otherwise indicated.
GBP – British Pound
Note 12 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	$570,995	$235,836
Beverages & More, Inc.
11.50% due 06/15/22[1]	06/16/17	4,408,201	3,028,275
Bruin E&P Partners LLC
8.88% due 08/01/23	10/11/18	922,907	9,300
Mirabela Nickel Ltd.
due 06/24/19[2]	12/31/13	1,160,919	63,991
Princess Juliana International Airport
Operating Company N.V.
5.50% due 12/20/27[1,3]	02/05/14	305,598	254,624
Turbine Engines Securitization Ltd. 2013-1A
6.38% due 12/13/48[1]	11/27/13	200,106	110,785
		$7,568,726	$3,702,811

[1] All or a portion of these securities have been physically segregated in connection with reverse repurchase agreements.
[2] Security is in default of interest and/or principal obligations.
[3] Security was fair valued by the Valuation Committee at May 31, 2020. The total market value of fair valued and restricted securities amounts to $254,624, cost ($305,598) or 0.2% of total net assets.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Note 13 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 8,750,087 issued and outstanding.
Transactions in common shares were as follows:

	Year ended	Year ended
	May 31, 2020	May 31, 2019
Beginning Shares	7,411,671	7,370,148
Common shares issued through at-the-market offering	1,312,226	26,349
Shares issued through dividend reinvestment	26,190	15,174
Ending Shares	8,750,087	7,411,671

On September 10, 2019, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $100,000,000 of common shares. On September 10, 2019, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 2,700,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.
As of May 31, 2020, up to 1,751,556 shares remained available under the at-the-market sales agreement. The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred.
Note 14 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. As of June 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which was applied on a modified-retrospective basis, as prescribed. The adoption did not result in a cumulative-effect adjustment as of the beginning of the period and had no impact on total distributable earnings, net assets, the current period results from operations, or any prior period information presented in the financial statements.
Note 15 – COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a

58 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
Note 16 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2020

To the Shareholders and Board of Trustees of Guggenheim Credit Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guggenheim Credit Allocation Fund (the “Fund”), including the schedule of investments, as of May 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Credit Allocation Fund at May 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.

July 29, 2020

60 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited)	May 31, 2020

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.
The Fund's investment income (dividend income plus short-term capital gains, if any) qualifies as follows:
Of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2020, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2020, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified	Dividend	Qualified	Qualified
Dividend	Received	Interest	Short-Term
Income	Deduction	Income	Capital Gain
3.32%	3.32%	92.40%	0.00%

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 4, 2020. Common shareholders voted on the election of Trustees. With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Randall C. Barnes	6,699,185	108,875	141,172
Angela Brock-Kyle	6,468,772	334,021	146,439
Donald A. Chubb, Jr.	6,661,282	139,224	148,726

The other Trustees of the Fund not up for election in 2020 are Jerry B. Farley, Roman Friedrich III, Amy J. Lee, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem and Ronald E. Toupin, Jr.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 61

OTHER INFORMATION (Unaudited) continued	May 31, 2020

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classifica -tion System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Credit Allocation Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2013	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2014	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2014	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).

62 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2020

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Roman Friedrich III (1946)	Trustee	Since 2013	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2013	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157
Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004- April 2020); Western Asset Inflation-Linked Income Fund (2003- April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 63

OTHER INFORMATION (Unaudited) continued	May 31, 2020

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson- Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018- present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2013
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
156
Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004- April 2020); Western Asset Inflation- Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

64 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2020

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2012 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified:

—    Messrs. Farley, Friedrich, Lydon Jr. and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund's annual meeting of shareholders for the fiscal year ended May 31, 2021.

—    Mr. Toupin, Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund's annual meeting of shareholders for the fiscal year ended May 31, 2022.

—    Messrs. Barnes and Chubb, Jr. and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund's annual meeting of shareholders for the fiscal year ended May 31, 2023.

***
Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 65

OTHER INFORMATION (Unaudited) continued	May 31, 2020

OFFICERS
The Officers of the Guggenheim Credit Allocation Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers:
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present).

Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

66 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2020

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers continued:
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 67

OTHER INFORMATION (Unaudited) continued	May 31, 2020

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers continued:
Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*    The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**   Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

68 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM CREDIT ALLOCATION FUND (GGM)	May 31, 2020

Guggenheim Credit Allocation Fund (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by video conference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral

1  On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020, and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreements at a meeting of the Board held by video conference on May 18, 2020.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 69

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM CREDIT ALLOCATION FUND (GGM) continued	May 31, 2020

presentations the Board receives throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Advisory Agreements.
In connection with the contract review process, FUSE Research Network LLC, an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.

2  Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

70 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM CREDIT ALLOCATION FUND (GGM) continued	May 31, 2020

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.
With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on June 26, 2013 and its investment objective is to seek total return through a combination of current income and capital appreciation. The Committee received data showing, among other things, the Fund’s total return on a net asset value (“NAV”) and market price basis for the five-year, three-year, one-year and three-month periods ended December 31, 2019, as well as total return based on NAV since inception. The Committee also received certain updated performance information as of March 31, 2020.
The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 71

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM CREDIT ALLOCATION FUND (GGM) continued	May 31, 2020

excludes funds that: (i) invest more than 80% in one asset class; (ii) invest less than 20% in each of corporate bonds and banks loans; (iii) invest more than 50% outside the U.S.; (iv) invest more than 30% in investment grade securities; and (v) invest more than 30% in asset-backed securities (ABS) or mortgage-backed securities (MBS). The Committee considered that the peer group of funds—consisting of eight other high yield bond funds—is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.
The Committee observed that the returns of the Fund ranked in the 13th, 63rd and 50th percentiles of its peer group of funds on an NAV basis for the five-year, three-year and one-year periods ended December 31, 2019, respectively.
In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that the Fund’s risk metrics, as measured by standard deviation, beta and down-capture ratios, have consistently ranked in the middle of the peer group, resulting in superior long-term risk adjusted returns.
The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2019, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2019 and annualized for the three-year and since-inception periods ended December 31, 2019.
After reviewing the foregoing and other related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,3 and the Fund’s net effective management fee4 and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s

3  Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.
4  The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

72 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM CREDIT ALLOCATION FUND (GGM) continued	May 31, 2020

process for evaluating the competitiveness of the Fund’s fees and expenses, including the personnel involved, noting Guggenheim’s statement that, while profitability is evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.
The Committee observed that the Fund’s contractual advisory fee based on average managed assets ranks in the first quartile (25th percentile) of its peer group; and the Fund’s net effective management fee on average net assets and total net expense ratio (excluding interest expense) on average net assets each rank in the second quartile (38th percentile) of its peer group.
The Committee also noted that the Adviser did not identify any other clients or accounts considered to have similar investment strategies and policies as the Fund and, as a result, the Committee did not consider it relevant to compare the Fund’s advisory fee to the advisory fees charged to other clients of Guggenheim.
With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to and shared with the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 73

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM CREDIT ALLOCATION FUND (GGM) continued	May 31, 2020

inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also took into account the competitiveness of the Fund’s contractual advisory fee (based on average managed assets), which ranks in the first quartile of its peer group.
Based on the foregoing, among other things considered, the Committee determined that the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.
With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.
Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Benefits Realized by the SubAdviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)

74 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS —
GUGGENHEIM CREDIT ALLOCATION FUND (GGM) continued	May 31, 2020

Overall Conclusions
The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 75

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2020

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

76 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2020

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 77

FUND INFORMATION	May 31, 2020

Board of Trustees
Randall C. Barnes

Angela Brock-Kyle

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,
Chairman

* This Trustee is an “interested person” (as
defined in Section 2(a)(19) of the 1940
Act) (“Interested Trustee”) of the Fund be-
cause of her affiliation with Guggenheim
Investments.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

78 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT

FUND INFORMATION continued	May 31, 2020

Privacy Principles of Guggenheim Credit Allocation Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Credit Allocation Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Credit Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/ggm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to August 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/ggm. The Fund’s Forms N-PORT and N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC and that information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND ANNUAL REPORT l 79

ABOUT THE FUND MANAGERS	May 31, 2020

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indices with both lower volatility and lower correlation of returns over time as compared to such benchmark indices.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/20)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GGM-AR-0520

Item 2.  Code of Ethics.
(a)
The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.
(f)	(1) The registrant's Code of Ethics is attached hereto as an exhibit.
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Dr. Jerry B. Farley.  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $75,089 and $73,258 for the fiscal years ending May 31, 2020 and May 31, 2019, respectively.
 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $24,000 and $0 for the fiscal years ending May 31, 2020 and May 31, 2019, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $12,882 and $11,398 for the fiscal years ending May 31, 2020 and May 31, 2019, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ending May 31, 2020 and May 31, 2019, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India

o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Fund (or an officer of the Fund who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $36,882 and $11,398 for the fiscal years ending May 31, 2020 and May 31, 2019, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.
(a) The registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr;  Donald A. Chubb; Jerry B. Farley; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as an exhibit hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2020:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2013	Guggenheim Partners Investment Management, LLC: CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne B. Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2013	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–Present.

Kevin H. Gundersen – Senior Managing Director	2013	Guggenheim Partners Investment Management LLC: Senior Managing Director – 2012-Present. Guggenheim Investment Management, LLC: Managing Director and Portfolio Manager – 2002-2012.

Thomas Hauser – Senior Managing Director	2016
Guggenheim Partners Investment Management, LLC - Senior Managing Director – 2017 to Present; Guggenheim Partners Investment Management, LLC – Managing Director 2014 to 2017; Guggenheim Partners Investment Management, LLC – Director 2012 to 2014.

Richard De Wet – Portfolio Manager	2016	Guggenheim Partners Investment Management, LLC - Portfolio Manager - 2013 to Present; PIMCO 2012 to 2013.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2020:

Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	12	$25,039,674,689	0	$0
Other pooled investment vehicles	63	$15,112,230,727	39	$10,342,452,743
Other accounts	130	$157,982,999,073	13	$4,373,907,829

Anne B. Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	16	$28,697,835,784	0	$0
Other pooled investment vehicles	6	$2,889,837,013	2	$1,986,417,505
Other accounts	85	$147,830,685,915	4	$270,724,800

Kevin H. Gundersen:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	8	$6,209,946,105	2	$346,563,173
Other pooled investment vehicles	46	$11,929,413,902	31	$8,123,664,094
Other accounts	41	$10,106,740,103	9	$4,103,183,029

Thomas Hauser:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	8	$1,821,973,861	2	$346,563,173
Other pooled investment vehicles	47	$11,967,490,984	32	$8,161,741,177
Other accounts	39	$7,601,463,291	7	$1,597,906,217

Rich de Wet:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	4	$648,051,238	0	$0
Other pooled investment vehicles	2	$206,396,859	0	$0
Other accounts	13	$3,474,454,044	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of May 31, 2020:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	None
Anne B. Walsh	None

Kevin H. Gundersen	None

Thomas Hauser	None
Rich de Wet	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable
Item 13.  Exhibits.
(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Credit Allocation Fund
By:           /s/ Brian Binder
Name:       Brian Binder
Title:          President and Chief Executive Officer
Date:         August 10, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:           /s/ Brian Binder
Name:       Brian Binder
Title:          President and Chief Executive Officer
Date:         August 10, 2020
By:            /s/ John L. Sullivan
Name:       John L. Sullivan
Title:          Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:         August 10, 2020